Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The effective income tax rate for the three months ended March 31, 2013 was 14.1% compared to 19.2% for the same period in 2012. This net decrease in the effective income tax rate as compared to the prior year was primarily due to a decrease in the projected foreign pretax book income and the foreign provision being a smaller percentage of projected consolidated pretax annual income.
The effective income tax rate for the three months ended March 31, 2013 was lower than the blended federal and state statutory rate of 38.6% primarily due to the benefit of the expected tax credit for excess FICA tax on employee-reported tips, the foreign rate differential, decrease in the valuation allowance and the elimination of noncontrolling interest together being such a large percentage of projected annual pretax income. The effective income tax rate for the three months ended March 31, 2012 was lower than the blended federal and state statutory rate of 38.7% due to the benefit of the expected tax credit for excess FICA tax on employee-reported tips and the elimination of noncontrolling interest together being such a large percentage of pretax income. This was partially offset by an increase in the valuation allowance.
At December 31, 2012, the Company had a valuation allowance against deferred income tax assets recorded of $72.5 million, of which $67.7 million was for U.S. deferred income tax assets. The Company has reviewed and will continue to review its conclusions about the appropriate amount of its deferred income tax asset valuation allowance in light of circumstances existing in future periods. To the extent the Company continues to generate pretax income in the U.S. in fiscal 2013 at a sufficient level, then, absent other factors indicating a contrary conclusion, the Company will consider a potential reversal of the U.S. related valuation allowance within the next nine to 12 months.  Should the Company reverse the valuation allowance, a discrete tax benefit ranging from $40.0 million to $50.0 million related to the valuation allowance recorded at December 31, 2012 could be realized. Any release of valuation allowance will be recorded as a tax benefit increasing net income or as an adjustment to paid-in capital. Such reversal will impact the Company’s quarterly and annual effective income tax rates and could result in an overall income tax benefit in the period of release. The Company expects to continue to generate significant U.S. income tax credits, which combined with the mix of U.S. and foreign earnings in periods subsequent to the reversal will result in an effective income tax rate that is lower than the blended federal and state statutory rate.
As of March 31, 2013 and December 31, 2012, respectively, the Company had $13.8 million and $13.6 million, respectively, of unrecognized tax benefits ($0.8 million and $1.0 million, respectively, in Other long-term liabilities, net, $0.8 million and $0.9 million, respectively, in Accrued and other current liabilities and $12.2 million and $11.7 million, respectively, in Deferred income tax liabilities).  Additionally, the Company accrued $2.3 million and $2.4 million of interest and penalties related to uncertain tax positions as of March 31, 2013 and December 31, 2012, respectively.  Of the total amount of unrecognized tax benefits, including accrued interest and penalties, $14.0 million and $13.8 million, respectively, if recognized, would impact the Company’s effective tax rate.  The difference between the total amount of unrecognized tax benefits and the amount that would impact the effective tax rate consists of items that are offset by deferred income tax assets and the federal tax benefit of state income tax items.
In many cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by relevant taxable authorities.  Based on the outcome of these examinations, or as a result of the expiration of the statute of limitations for specific jurisdictions, it is reasonably possible that the related recorded unrecognized tax benefits for tax positions taken on previously filed tax returns will change by approximately $0.5 million to $0.6 million within the next twelve months after March 31, 2013.
The Company is currently open to audit under the statute of limitations by the IRS for the years ended December 31, 2007 through 2011. The Company and its subsidiaries’ state and foreign income tax returns are also open to audit under the statute of limitations for the years ended December 31, 2000 through 2012. The Company is currently under examination by the Internal Revenue Service for the years ended December 31, 2009 through 2011. At this time, the Company does not believe that the outcome of any examination will have a material impact on the Company’s results of operations or financial position.

Income Taxes
The following table presents the domestic and foreign components of income before provision for income taxes (in thousands):

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Domestic	$43,744	$105,620	$58,346
Foreign	29,666	25,275	22,130
	$73,410	$130,895	$80,476

Provision for income taxes consisted of the following (in thousands):

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Current provision (benefit):
Federal	$15	$382	$(4,324)
State	10,896	10,556	12,430
Foreign	8,637	10,953	8,012
	19,548	21,891	16,118
Deferred (benefit) provision:
Federal	397	(127)	1,215
State	(8,118)	(179)	10
Foreign	279	131	3,957
	(7,442)	(175)	5,182
Provision for income taxes	$12,106	$21,716	$21,300

The reconciliation of income taxes calculated at the United States federal tax statutory rate to the Company’s effective income tax rate is as follows:

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Income taxes at federal statutory rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal benefit	2.2	4.1	4.8
Valuation allowance on deferred income tax assets	24.2	7.6	13.2
Employment related credits, net	(31.0)	(19.1)	(22.4)
Net officers’ life insurance expense	(1.3)	0.9	(1.3)
Noncontrolling interests	(7.8)	(4.3)	(5.1)
Tax settlements and related adjustments	(1.0)	1.3	3.8
Loss on investments	—	(5.6)	—
Foreign rate differential	(4.5)	(2.4)	(2.1)
Other, net	0.7	(0.9)	0.6
Total	16.5%	16.6%	26.5%

The effective income tax rate for the year ended December 31, 2012 was 16.5% compared to 16.6% for the year ended December 31, 2011. The effective income tax rate in 2012 was consistent with the prior year. The effective income tax rate for the year ended December 31, 2011 was 16.6% compared to 26.5% for the year ended December 31, 2010. The net decrease in the effective income tax rate in 2011 as compared to the previous year was primarily due to the increase in the domestic pretax book income in which the deferred income tax assets are subject to a valuation allowance and the state and foreign income tax provision being a lower percentage of consolidated pretax income as compared to the prior year.
The effective income tax rate for the year ended December 31, 2012 was lower than the blended federal and state statutory rate of 38.6% primarily due to the benefit of the tax credit for excess FICA tax on employee-reported tips, elimination of noncontrolling interests and foreign rate differential together being such a large percentage of pretax income, which was partially offset by the valuation allowance. The effective income tax rate for the year ended December 31, 2011 was lower than the blended federal and state statutory rate of 38.7% primarily due to the benefit of the tax credit for excess FICA tax on employee-reported tips and loss on investments as a result of the sale of assets in Japan together being such a large percentage of pretax income. The effective income tax rate for the year ended December 31, 2010 was lower than the blended federal and state statutory rate of 38.9% primarily due to the benefit of the tax credit for excess FICA tax on employee-reported tips, which was partially offset by the valuation allowance and income taxes in states that only have limited deductions in computing the state current income tax provision.
The income tax effects of temporary differences that give rise to significant portions of deferred income tax assets and liabilities are as follows (in thousands):

	DECEMBER 31,
	2012	2011
Deferred income tax assets:
Deferred rent	$33,050	$26,421
Insurance reserves	23,714	21,740
Unearned revenue	11,155	9,375
Deferred compensation	60,977	53,487
Net operating loss carryforwards	6,716	19,397
Federal tax credit carryforwards	133,122	146,991
Deferred loss on contingent debt guarantee	—	9,493
Partner deposits and accrued partner obligations	29,376	31,858
Other, net	686	1,075
Gross deferred income tax assets	298,796	319,837
Less: valuation allowance	(72,515)	(35,837)
Net deferred income tax assets	226,281	284,000
Deferred income tax liabilities:
Less: property, fixtures and equipment basis differences	(189,289)	(239,806)
Less: intangible asset basis differences	(133,496)	(148,433)
Less: deferred gain on extinguishment of debt	(57,064)	(57,064)
Net deferred income tax liabilities	$(153,568)	$(161,303)

The changes in the valuation allowance account for the deferred income tax assets are as follows (in thousands):

Balance at January 1, 2010	$21,977
Change in assessments about the realization of deferred income tax assets	3,909
Balance at December 31, 2010	25,886
Change in assessments about the realization of deferred income tax assets	9,951
Balance at December 31, 2011	35,837
Change in assessments about the realization of deferred income tax assets	36,678
Balance at December 31, 2012	$72,515

A valuation allowance reduces the deferred income tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred income tax assets will not be realized. After consideration of all of the evidence, the Company has determined that a valuation allowance of $72.5 million and $35.8 million is necessary at December 31, 2012 and 2011, respectively.
A provision for income taxes has not been recorded for any United States or additional foreign taxes on undistributed earnings related to the Company’s foreign affiliates as these earnings were and are expected to continue to be permanently reinvested. If the Company identifies an exception to its general reinvestment policy of undistributed earnings, additional taxes will be recorded. It is not practical to determine the amount of unrecognized deferred income tax liabilities on the undistributed earnings.
The Company has utilized all of its available federal net operating loss and foreign tax credit carryforwards for tax purposes in 2012.  The Company has state net operating loss carryforwards of approximately $41.3 million. These state net operating loss carryforwards will expire between 2013 and 2031. The Company has foreign net operating loss carryforwards of approximately $11.8 million. These foreign net operating loss carryforwards will expire between 2015 and 2019.
The Company has general business tax credits of approximately $144.9 million. These credits can be carried forward for 20 years and will expire between 2027 and 2032.
Deferred income tax assets relating to tax benefits of stock-based compensation have been reduced by approximately $1.1 million to reflect exercises of stock options and vesting of restricted stock during the year ended December 31, 2012. Certain stock option exercises and restricted stock vesting resulted in tax deductions in excess of previously recorded tax benefits based on the value of such stock-based compensation at the time of grant (“windfalls”). Although the additional tax benefit for the windfalls is reflected in the general business tax credits and state net operating loss carryforwards, the additional tax benefit associated with the windfalls is not recognized for financial statement purposes until the deduction reduces income taxes payable. Accordingly, windfall tax benefits of $0.2 million are not reflected in the deferred tax assets as of December 31, 2012. When realized, these windfalls are recognized directly to Additional paid-in capital.
As of December 31, 2012 and 2011, respectively, the Company had $13.6 million and $14.0 million, respectively, of unrecognized tax benefits ($1.0 million and $1.5 million, respectively, in Other long-term liabilities, net, $0.9 million and $2.5 million, respectively, in Accrued and other current liabilities and $11.7 million and $10.0 million, respectively, in Deferred income tax liabilities). Additionally, the Company accrued $2.4 million and $4.1 million of interest and penalties related to uncertain tax positions as of December 31, 2012 and 2011, respectively. Of the total amount of unrecognized tax benefits, including accrued interest and penalties, $13.8 million and $15.2 million, respectively, if recognized, would impact the Company’s effective tax rate. The difference between the total amount of unrecognized tax benefits and the amount that would impact the effective tax rate consists of items that are offset by deferred income tax assets and the federal tax benefit of state income tax items.
The following table summarizes the activity related to the Company’s unrecognized tax benefits (in thousands):

Balance at January 1, 2010	$14,411
Increases for tax positions taken during a prior period	1,889
Decreases for tax positions taken during a prior period	(676)
Increases for tax positions taken during the current period	3,801
Settlements with taxing authorities	58
Lapses in the applicable statutes of limitations	(3,096)
Balance at December 31, 2010	$16,387
Increases for tax positions taken during a prior period	472
Decreases for tax positions taken during a prior period	(708)
Increases for tax positions taken during the current period	2,136
Settlements with taxing authorities	(4,190)
Lapses in the applicable statutes of limitations	(58)
Balance at December 31, 2011	$14,039
Increases for tax positions taken during a prior period	416
Decreases for tax positions taken during a prior period	(291)
Increases for tax positions taken during the current period	2,153
Settlements with taxing authorities	(1,788)
Lapses in the applicable statutes of limitations	(938)
Balance at December 31, 2012	$13,591

In many cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by relevant taxable authorities. Based on the outcome of these examinations, or as a result of the expiration of the statute of limitations for specific jurisdictions, it is reasonably possible that the related recorded unrecognized tax benefits for tax positions taken on previously filed tax returns will decrease by approximately $0.4 million to $0.5 million within the next twelve months after December 31, 2012.
The Company is currently open to audit under the statute of limitations by the Internal Revenue Service for the years ended December 31, 2007 through 2011. The Company and its subsidiaries’ state and foreign income tax returns are also open to audit under the statute of limitations for the years ended December 31, 2000 through 2011. The Company is currently under examination by the IRS for the years ended December 31, 2009 through 2010. At this time, the Company does not believe that the outcome of any examination will have a material impact on the Company’s results of operations or financial position.
The Company accounts for interest and penalties related to uncertain tax positions as part of its Provision for income taxes and recognized (benefit) expense of ($0.6) million, $0.9 million and $2.1 million for the years ended December 31, 2012, 2011 and 2010.